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                                                              EXHIBIT 99.906CERT

 CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, William Ferri, Principal Executive Officer of O'Connor Fund of Funds:
Long/Short Strategies LLC (formerly, UBS M2 Fund, L.L.C.) (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 26, 2011         /s/ William Ferri
                              ------------------------------------------
                              William Ferri, Principal Executive Officer

I, Robert Aufenanger, Principal Financial Officer of O'Connor Fund of Funds:
Long/Short Strategies LLC (formerly, UBS M2 Fund, L.L.C.) (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 26, 2011           /s/ Robert Aufenanger
                                ----------------------------------------------
                                Robert Aufenanger, Principal Financial Officer